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EXHIBIT 13.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350

        In connection with the accompanying Annual Report on Form 20-F of ONO Finance PLC (the "Company") for the annual period ended December 31, 2003 (the "Periodic Report"), I, Bryan Needham, Director of the Company, hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge the Periodic Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and the information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By:	/s/ BRYAN NEEDHAM Bryan Needham Director

        Date: April 29, 2004

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  EXHIBIT 13.2
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350